BANK OF AMERICA, N.A.
100 Federal Street
Boston, MA 02110

July 16, 2010

Tutor Perini Corporation
15901 Olden Street
Sylmar, CA 91342
Attention: William B. Sparks, Executive Vice President

Re:	Third Amended and Restated Credit Agreement dated as of September 8, 2008
   Extension of Supplemental Revolver

Dear Bill:

We refer to the Third Amended and Restated Credit Agreement dated as of September 8, 2008 (as amended to date, the "Credit Agreement") among Borrower, Guarantors, Agent and Lenders. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

This letter agreement will confirm our agreement that the defined term "Supplemental Revolver Maturity Date" appearing in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

"Supplemental Revolver Maturity" means February 22, 2012.

This letter agreement shall be effective as of the date the Agent receives (1) this letter agreement duly executed and delivered by Agent, the Required Lenders, and the Loan Parties and (2) all accrued fees, costs and expenses (including, without limitation, the reasonable costs and expenses of Agent's counsel) incurred by Arranger, Agent and Lenders in connection with this letter agreement and invoiced to Borrower.

Each Loan Party represents and warrants to Agent and the Lenders that: (a) such Loan Party has the full power and authority to execute, deliver and perform its respective obligations under the Credit Agreement, as amended by this letter agreement, (b) the execution and delivery  of this letter agreement has been duly authorized by all necessary action of the Board of Directors (or equivalent) of such Loan Party; (c) after giving effect to this letter agreement, the  representations and warranties contained or referred to in Article VI of the Credit Agreement are  true and accurate in all material respects as if such representations and warranties were being made as of the date of this letter agreement except to the extent that such representations and

Tutor Perini Corporation
July 16, 2010

warranties specifically refer to an earlier date; and (d) after giving effect to the amendments to the Credit Agreement set forth herein, no Default or Event of Default has occurred and is continuing.

This letter agreement is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules. All parts of the Credit Agreement and any other Loan Document not affected by this letter agreement are hereby ratified and affirmed in all respects, provided that if any provision of the Credit Agreement shall conflict or be inconsistent with this  letter agreement, the terms of this letter agreement shall supersede and prevail. Upon the execution of this letter agreement, all references to the Credit Agreement in that document, or in any other Loan Document, shall mean the Credit Agreement as amended by this letter  agreement. Except as expressly provided in this letter agreement, the execution and delivery of this letter agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Credit Agreement, and, except as specifically provided in this letter agreement, the Credit Agreement shall remain in full force and effect. This letter agreement may be executed in one or more counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

Sincerely,

BANK OF AMERICA, N.A., as Agent
By: /s/Roberto Salazar
Name: Roberto Salazar
Title: Assistant Vice President

IN WITNESS WHEREOF, each of the undersigned, in accordance with Section 11.01 of the Credit Agreement, has agreed to and accepted this letter agreement and caused it to be  executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:
WITNESS:	TUTOR PERINI CORPORATION, f/k/a Perini Corporation, a Massachusetts corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: EVP, Treasurer, Corp Secretary and Clerk

GUARANTORS:
WITNESS:	PERINI BUILDING COMPANY, INC., an Arizona corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

WITNESS:	PERINI ENVIRONMENTAL SERVICES, INC., a Delaware corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

[Signature Page to Tutor Perini Letter Agreement]

WITNESS:	INTERNATIONAL CONSTRUCTION MANAGEMENT SERVICES, INC., a Delaware corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

WITNESS:	PERINI MANAGEMENT SERVICES, INC., a Massachusetts corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

WITNESS:	BOW EQUIPMENT LEASING COMPANY, INC., a New Hampshire corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

WITNESS:	R.E. DAILEY & CO., a Michigan corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

[Signature Page to Tutor Perini Letter Agreement]

WITNESS:	PERINI LAND AND DEVELOPMENT COMPANY, INC., a Massachusetts corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

WITNESS:	PARAMOUNT DEVELOPMENT ASSOCIATES, INC., a Massachusetts corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

WITNESS:	PERCON CONSTRUCTORS, INC., a Delaware corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

WITNESS:	PERLAND CONSTRUCTION, INC., a West Virginia corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

[Signature Page to Tutor Perini Letter Agreement]

WITNESS:	JAMES A. CUMMINGS, INC., a Florida corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

WITNESS:	CHERRY HILL CONSTRUCTION, INC., a Maryland corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

WITNESS:	RUDOLPH AND SLETTEN, INC., a California corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer, Secretary and Clerk

WITNESS:	TUTOR-SALIBA, LLC, a California limited liability company

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: SVP, CFO, Treasurer and Secretary

[Signature Page to Tutor Perini Letter Agreement]

WITNESS:	TUTOR-SALIBA CORPORATION, f/k/a Tutor-Saliba Builders, a California corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: SVP, CFO, Treasurer and Secretary

WITNESS:	POWERCO ELECTRIC CORP., a California corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Vice President, CFO and Secretary

WITNESS:	TUTOR HOLDINGS, LLC., a Delaware limited liability company

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Vice President, Secretary and Treasurer

WITNESS:	TUTOR PACIFIC CONSTRUCTION, LLC, a Delaware limited liability company

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Vice President, Secretary and Treasurer

[Signature Page to Tutor Perini Letter Agreement]

WITNESS:	TUTOR MICRONESIA CONSTRUCTION, LLC., a Delaware limited liability company

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Vice President, Secretary and Treasurer

WITNESS:	G.W. MURPHY CONSTRUCTION COMPANY, INC., a Hawaii corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Vice President, Secretary and Treasurer

WITNESS:	E.E. BLACK, LIMITED., a Hawaii corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Vice President, Secretary and Treasurer

WITNESS:	DESERT PLUMBING & HEATING CO., INC., a Nevada corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Vice President and Assistant Secretary

[Signature Page to Tutor Perini Letter Agreement]

WITNESS:	TUTOR INVESTMENTS, INC., a Nevada corporation

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Vice President, Secretary and Treasurer

WITNESS:	TPC AGGREGATES, LLC., a Nevada limited liability company

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Vice President, CFO and Assistant Secretary

WITNESS:	DANIEL J. KEATING CONSTRUCTION COMPANY, LLC., a Delaware limited liability company (successor by conversion to Daniel J. Keating Construction Company, a Pennsylvania corporation)

/s/John D. Barrett	By: /s/William B. Sparks
John D. Barrett	Name: William B. Sparks
Print Name	Title: Treasurer and Corporate Secretary and Clerk

[Signature Page to Tutor Perini Letter Agreement]

LENDERS:

BANK OF AMERICA, N.A., as a Supplemental Revolver Lender and a Revolving Lender

By: /s/Chris Busconi
Name: Chris Busconi
Title: Vice President

[Signature Page to Tutor Perini Letter Agreement]

BMO CAPITAL MARKETS FINANCING, INC., as a Revolving Lender

By: /s/John Armstrong
Name: John Armstrong
Title: Director

[Signature Page to Tutor Perini Letter Agreement]

TD BANK, N.A., as a Revolving Lender

By:
Name:
Title:

[Signature Page to Tutor Perini Letter Agreement]

SOVEREIGN BANK, as a Revolving Lender

By: /s/Greg Batsevitsky
Name: Greg Batsevitsky
Title: Senior Vice President

[Signature Page to Tutor Perini Letter Agreement]

COMERICA BANK, as a Revolving Lender

By:
Name:
Title:

[Signature Page to Tutor Perini Letter Agreement]

UNION BANK, N.A., as a Revolving Lender

By: /s/Greg Plazula
Name: Greg Plazula
Title: Vice President

[Signature Page to Tutor Perini Letter Agreement]

U.S. BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By:
Name:
Title:

[Signature Page to Tutor Perini Letter Agreement]